UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 8, 2026

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110
(Address of principal	(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Report on Form 8-K filed by Ironwood Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission on May 13, 2026 (the “Original Report”). In the Original Report, the Company disclosed, among other events, the appointment of Ronald Silver, the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer, as the Company’s interim chief financial officer and principal financial officer, effective May 15, 2026. This Amendment No. 1 is being filed to provide a description of certain compensation arrangements approved by the Compensation and HR Committee (the “Committee”) of the board of directors of the Company on May 19, 2026 in connection with Mr. Silver’s new role as interim chief financial officer and principal financial officer. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2026, in connection with Mr. Silver’s new role as the Company’s interim chief financial officer and principal financial officer, the Committee approved a monthly interim assignment fee of $12,250 (the “Interim CFO Assignment Fee”) for Mr. Silver. Mr. Silver’s Interim CFO Assignment Fee will remain in place until the earlier of the Company’s appointment of a chief financial officer or the termination of the interim assignment for any other reason. In addition, on May 19, 2026, Mr. Silver received a grant of 25,000 restricted stock units (“RSUs”) representing the right to receive shares of the Company’s Class A common stock upon vesting of such awards granted under the Company’s 2019 Amended and Restated Equity Incentive Plan. The RSUs will vest over two years as to 50% of the RSUs on each approximate anniversary of the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: May 21, 2026	By:	/s/ John Minardo
Name: John Minardo
Title: Senior Vice President, Chief Legal Officer and Secretary